UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 4, 2005
(Date of Report (Date of Earliest Event Reported))

WM.WRIGLEY JR. COMPANY
(Exact Name of Registrant as specified in its charter)

DELAWARE	1-800	36-1988190

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

410 North Michigan Avenue Chicago, Illinois		60611

(Address of principal executive Offices)		(Zip Code)

(312) 644-2121

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Wm. Wrigley Jr. Company (the “Company”) in connection with the matters described herein.

Item 1.01:	Entry into a Material Definitive Agreement

On April 29, 2005, the Company entered into dealer agreements (the “Dealer Agreements”) with each of Merrill Lynch Money Markets Inc. and Merrill Lynch Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and J.P. Morgan Securities Inc. (collectively, the “Dealers”) and an Issuing and Paying Agency Agreement (the “Agency Agreement”) with JPMorgan Chase Bank, N.A. relating to a $1,500,000,000 commercial paper program (the “CP Program”).  Proceeds from issuances under the CP Program are anticipated to be used for general corporate purposes, including acquisitions.  The Dealer Agreements provide the terms under which the Dealers will either purchase from the Company or arrange for the sale by the Company of unsecured commercial paper notes (“Notes”) on an uncommitted basis.  The Dealer Agreements contain customary representations, warranties, covenants and indemnification provisions. The maturities of the Notes will not exceed 397 days from date of issue and the aggregate principal amount of outstanding Notes will not exceed $1,500,000,000.  The Notes will not be redeemable prior to maturity and will not be subject to voluntary prepayment. The Notes will be issued, at our option, either at a discounted price to their principal face value or will bear interest.  The discounted price or interest rate will vary based on market conditions and the ratings assigned to the CP Program by credit rating agencies at the time of issuance of the Notes.  The Notes will be issued pursuant to a private placement exemption from federal and state securities laws.  The Agency Agreement provides for the issuance and payment of the Notes and contains customary representations, warranties, covenants and indemnification provisions. The Notes will be the Company’s direct financial obligation upon their issuance. As of the date hereof, we have not issued any Notes.  The Dealers, and their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for the Company and its affiliates for which they have received, and will receive, customary fees and expenses.  The description above is a summary of the Dealer Agreements and the Agency Agreement and is qualified in its entirety by the Dealer Agreements and the Agency Agreement which are attached hereto as Exhibits 99.1(a), (b) and (c), and Exhibit 99.2 respectively and are incorporated by reference herein.

Item 9.01:	Financial Statements and Exhibits.

(c) Exhibits

See the Index to Exhibits on page 4 for all exhibits attached and incorporated to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WM. WRIGLEY JR. COMPANY

	By:	/s/ HOWARD MALOVANY

	Name:	Howard Malovany
	Title:	Vice President, Secretary and General Counsel

Date: May 4, 2005

INDEX TO EXHIBITS

(99)	ADDITIONAL EXHIBITS

	99.1	(a)	Commercial Paper Dealer Agreement dated April 29, 2005, between Wm. Wrigley Jr. Company and Merrill Lynch Money Markets Inc. and Merrill Lynch Pierce, Fenner & Smith Incorporated.

	99.1	(b)	Commercial Paper Dealer Agreement dated April 29, 2005, between Wm. Wrigley Jr. Company and Goldman Sachs & Co.

	99.1	(c)	Commercial Paper Dealer Agreement dated April 29, 2005, between Wm. Wrigley Jr. Company and J.P. Morgan Securities Inc.

	99.2	Issuing and Paying Agency Agreement dated April 29, 2005, between Wm. Wrigley Jr. Company and JP Morgan Chase Bank, N.A.

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